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                                                                    Exhibit 24.1

                              AAi.FOSTERGRANT, INC.

          POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT ON FORM S-4


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby constitute and appoint Gerald F. Cerce, Duane M. DeSisto and Stephen J. Carlotti, and each of them, with full power of substitution and full power to act without the other, as his true and lawful attorney-in-fact and agent to act in his name, place and stead and to execute in the name and on behalf of the undersigned, individually and in each capacity stated below, a Registration Statement on Form S-4 of AAi.FOSTERGRANT, Inc. (the "Company") relating to Company's 10 3/4% Series B Notes due 2006 and Guarantees by the Company's subsidiaries of the 10 3/4% Series B Notes due 2006, and any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      This Power of Attorney has been signed by the following persons in the capacities and on the date or dates indicated.

Signature                                Title                  Date
---------                                -----                  ----


/s/ Gerald F. Cerce             Chairman, President and         August 4, 1998
---------------------------     Chief Executive Officer
Gerald F. Cerce

/s/ Duane M. DeSisto            Chief Financial Officer         August 4, 1998
---------------------------          and Treasurer
Duane M. DeSisto

/s/ Stephen J. Korotsky               Controller                August 4, 1998
---------------------------
Stephen J. Korotsky

/s/ John H. Flynn, Jr.                 Director                 August 4, 1998
---------------------------
John H. Flynn, Jr.

/s/ Stephen J. Carlotti                Director                 July 24, 1998
---------------------------
Stephen J. Carlotti

/s/ Michael F. Cronin                  Director                 August 4, 1998
---------------------------
Michael F. Cronin

/s/ Martin E. Franklin                 Director                 August 4, 1998
---------------------------
Martin E. Franklin

/s/ George Graboys                     Director                 August 4, 1998
---------------------------
George Graboys